UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2007

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant's telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2007, at the 2007 annual meeting (“Annual Meeting”) of the stockholders (“Stockholders”) of Crown Castle International Corp. (“Company”), the Stockholders approved an amendment to the Company’s 2004 Stock Incentive Plan (“2004 Plan”) to increase by an additional 3,000,000 shares the number of shares of the Company’s common stock reserved and available for future grants under the 2004 Plan (“2004 Plan Amendment”). A summary description of the terms of the 2004 Plan and the 2004 Plan Amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2007 (“Proxy Statement”) under the title “Proposal to Amend our 2004 Stock Incentive Plan”. The foregoing is qualified in its entirety by reference to the text of the 2004 Plan, as amended by the 2004 Plan Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

(a) On May 24, 2007, at the Annual Meeting, the Stockholders approved the amendment and restatement of the Company’s Restated Certificate of Incorporation, as amended, as described in the Proxy Statement. The Amended and Restated Certificated of Incorporation of the Company (“Amended and Restated Charter”), as approved by the Stockholders, became effective upon the filing of the Amended and Restated Charter with the Secretary of State of Delaware on May 24, 2007. The foregoing is qualified in its entirety by reference to the Amended and Restated Charter which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On May 24, 2007, the Board of Directors of the Company (“Board”) adopted amended and restated By-laws (“New By-laws”) for the Company. Modifications in the New By-laws as compared to the prior Amended and Restated By-laws of the Company dated August 21, 1998, as amended, include (1) eliminating all references to our previously authorized Class A Common Stock and all rights that were specific to such Class A Common Stock, (2) eliminating all references to our prior Stockholders Agreement dated August 21, 1998, as amended, and our prior Governance Agreement dated August 21, 1998, (3) clarifying officers that may act in connection with certain ministerial acts of the Company, such as calling a special meeting of the Board or Stockholders, assigning duties to the officers and agents of the Company and signing stock certificates, (4) updating the procedures required of a Stockholder wishing to present a proposal, nominee for the Board or other business at a meeting of Stockholders, (5) providing that the Board and the Chairman of the Board shall have the authority to (i) prescribe rules and regulations relating to the conduct of any meeting of Stockholders and (ii) determine whether a matter has been properly brought before any such meeting, (6) providing that waivers of notice by a Stockholder or director and consents relating to Board action without a meeting may be made by electronic transmission, (7) clarifying the delegation of the powers and authority of the Board’s committees, (8) eliminating the provision providing that holders of uncertificated shares shall be entitled to a signed share certificate upon request, (9) providing that attendance of a person at a meeting shall constitute waiver of notice of such a meeting, except when the person attends a meeting for the express purpose of objecting that the meeting has not been lawfully called or convened and (10) making certain other clerical, clarification and drafting modifications. The foregoing summary of the New By-laws is qualified in its entirety by reference to the complete provisions of the New By-laws which are filed herewith as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01— FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Crown Castle International Corp., dated May 24, 2007

3.2	Amended and Restated By-laws of Crown Castle International Corp., dated May 24, 2007

10.1	2004 Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name: Title:	E. Blake Hawk Executive Vice President and General Counsel

Date: May 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Crown Castle International Corp., dated May 24, 2007

3.2	Amended and Restated By-laws of Crown Castle International Corp., dated May 24, 2007

10.1	2004 Stock Incentive Plan, as amended

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